Exhibit 24

                                POWER OF ATTORNEY

         The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint BARRY J. SHARP and WILLIAM R. LURASCHI and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Company's Annual Report on Form 10-K and any and all amendments and supplements thereto.


SIGNATURE                               TITLE                                  DATE
---------                               -----                                  ----


/s/ Roger W. Sant                       Chairman of the Board and Director     January 28, 1998
-----------------
(Roger W. Sant)

/s/ Dennis W. Bakke                     President, Chief Executive Officer     January 28, 1998
-------------------
(Dennis W. Bakke)                       and Director

/s/ Vicki-Ann Assevero                  Director                               January 28, 1998

(Vicki-Ann Assevero)

/s/ Dr. Alice F. Emerson                Director                               January 28, 1998
------------------------
(Dr. Alice F. Emerson)

/s/ Frank Jungers                       Director                               January 28, 1998

(Frank Jungers)

/s/ Robert F. Hemphill, Jr.             Director                               January 28, 1998
---------------------------
(Robert F. Hemphill, Jr.)

/s/ John H. McArthur                    Director                               January 28, 1998
--------------------
(John H. McArthur)

/s/ Dr. Henry R. Linden                 Director                               January 28, 1998
-----------------------
Dr. Henry R. Linden)

/s/ Hazel R. O'Leary                    Director                               January 28, 1998
--------------------
(Hazel R. O'Leary)

/s/ Thomas I. Unterberg                 Director                               January 28, 1998
-----------------------
(Thomas I. Unterberg)

/s/ Robert H. Waterman, Jr.             Director                               January 28, 1998
---------------------------
(Robert H. Waterman, Jr.)